Fourth Quarter & Fiscal 2019 Supplemental Financial Information November 13, 2019 Exhibit 99.2

Strong finish in the fourth quarter with high single digit organic revenue growth. Generated strong adjusted earnings per share, adjusted EBITDA and adjusted free cash flow growth in the fourth quarter.* Fiscal year 2020 is expected to deliver low single digit organic revenue growth, Adjusted EBITDA in the range of $610 to $640 million and Adjusted Diluted EPS in the range of $3.00 to $3.20.* Key Headlines * See non-GAAP reconciliations in the Appendix.

Fourth Quarter Fiscal Year 2019 Results

Fourth Quarter & Fiscal 2019 Financial Headlines Key Financial Highlights METRIC Fiscal 2019 Adjusted EBITDA* Adjusted Free Cash Flow * Net Debt and Leverage * Fourth Quarter $156.9 million, margin 21.8% Fiscal 2019 $545.5 million, margin 21.9% Fiscal 2019 $256.2 million, 10.3% of net sales $3.2 billion of net debt Credit defined net leverage ratio of 4.7 times at the end of Fiscal 2019 $30 million of debt repaid in the fourth quarter All comparisons are to Fiscal 2018 comparable reported results, excluding acquisition and integration costs. * See non-GAAP reconciliations in the Appendix.

Fourth Quarter 2019 Financial Headlines All comparisons are to Fiscal 2018 comparable reported results, excluding acquisition and integration costs. * See non-GAAP reconciliations in the Appendix. METRIC Fourth Quarter 2019 Financial Headlines Net Sales* Gross Margin* A&P SG&A* Net Sales on a reported basis of $719 million was up 57.3%, inclusive of acquisitions from prior year. Organic net sales up 9.2%, due to distribution gains, timing of holiday promotional activity, favorable pricing and the benefit of hurricane activity, which contributed 30 bps Acquired battery business contributed $130 million Acquired auto care business contributed $96 million Foreign currency unfavorable 120 bps Gross margin, excluding acquisition and integration costs was 42.1% Down 340 bps from prior year due to benefits of pricing and synergies offset by lower margin rate profile of the acquired businesses (390 bps) and unfavorable movement in currencies and tariffs A&P was 3.8% of net sales Legacy business A&P was 4.9% of net sales, a decrease of 200 bps due to higher spending in the first nine months of 2019 to support the launch of our brand refresh SG&A, excluding acquisition and integration costs, was 17.1% of net sales Legacy business’ SG&A was 19.3%, flat to prior year due to the benefit of continuous improvement initiatives & synergies, offset by the licensing revenue reclassification to net sales

Fiscal Year 2019 Results

Fiscal 2019 Financial Headlines METRIC Fiscal 2019 Financial Headlines Net Sales* All comparisons are to Fiscal 2018 comparable reported results, excluding acquisition and integration costs. * See non-GAAP reconciliations in the Appendix. Gross Margin* A&P SG&A* Net sales on a reported basis of $2,494.5 million was up 38.8%, inclusive of acquisitions from prior year Organic net sales up 4.1%, driven by category growth, distribution gains and favorable pricing Acquired battery business contributed $339 million Acquired auto care business contributed $316 million Foreign currency unfavorable 180 bps Gross margin, excluding acquisition and integration costs, was 42.6% Down 360 bps from prior year, primarily driven by the lower margin rate profile of the acquired businesses (350 bps) Additional decrease was attributable to unfavorable foreign currencies and tariffs A&P was 5.1% of net sales Legacy A&P was 6.1% of net sales, consistent with prior year SG&A, excluding acquisition and integration costs, was 17.4% of net sales Legacy SG&A was 19.1%, down 90 bps due to improved top-line performance, realization of synergizes and continuous improvement cost savings, slightly offset by the reclassification of licensing revenue to net sales

Fiscal 2019 Financial Headlines METRIC Other Financial Considerations Interest Expense Non-GAAP Tax Rate* Dividend Share Repurchase Discontinued Operations Interest expense excluding current and prior year acquisition costs of $66 million and $42 million, respectively, was $160 million, up $104 million Increase due to higher debt related to the acquisitions Non-GAAP Tax rate of 18.5% compared to 23.1% in the prior year Decrease due to lower U.S. tax rates and favorable return to provision in fiscal 2019 Common Dividend payment of $83.0 million Preferred dividends payment of $8.0 million Repurchased approximately 1 million shares at $45.0 million Discontinued operations reported loss of $0.20 per share Included divestiture related costs totaling $10.8 million after tax, or $0.16 per share. All comparisons are to Fiscal 2018 comparable reported results, excluding acquisition and integration costs. * See non-GAAP reconciliations in the Appendix.

Fiscal Year 2020 Outlook

Fiscal 2020 Outlook METRIC Expected reported increase of 9% to 10%: Includes incremental three months of battery and four months of acquired auto care businesses Organic net sales expected to be up low single digits. Combined battery up 1% to 2% Combined auto care expected to grow 3.5% Fiscal 2020 Outlook Net Sales Gross Margin Rates A&P SG&A Interest Expense Non-GAAP Tax Rate Improvement of 10 to 40 bps, excluding acquisition and integration costs Benefit of synergies and improved operating efficiencies, partially offset by approximately $15 to $20 million of foreign currency headwinds, and $10 to $15 million in tariffs and Brexit costs. Expected increase of 12% to 15%, primary due to increased products and packaging innovation and promotions for auto care brands. Increase includes incremental A&P for acquired businesses of 3%. 16.5% to 17% of Net Sales, excluding acquisition & integration costs $185 to $190 million 20% to 22% All comparisons are to Fiscal 2019 comparable reported results, excluding acquisition and integration costs.

Fiscal 2020 Outlook Key Financial Highlights METRIC Fiscal 2020 Outlook Adjusted EBITDA* Adjusted Free Cash Flow* Net Debt and Leverage Adjusted EPS * $610 to $640 million Margin of approximately 22.5% $310 to $340 million Yield of nearly 12% Credit defined net debt leverage ratio of approximately 4.2 to 4.4 times, by the end of fiscal 2020 $3.00 - $3.20 Includes lapping of $0.03 of hurricane benefit in fiscal 2019 All comparisons are to Fiscal 2019 comparable reported results, excluding acquisition and integration costs. * See non-GAAP reconciliations in the Appendix. Synergies Incremental $45 to $50 million with 65% to be realized in Cost of goods sold and 35% to be realized in SG&A

Forward-Looking Statements Energizer Holdings, Inc. (the “Company”) and its management may make certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements represent the Company’s current expectations, plans or forecasts of its future results, revenues, expenses, capital measures, strategy, and future business and economic conditions more generally, and other future matters. These statements are not guarantees of future results or performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in, or Factors that could cause actual results or events to differ materially from those anticipated include, without limitation, the matters implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the following uncertainties and risks, as well as the risks and uncertainties more fully discussed under Item 1A. Risk Factors of the Company’s 2018 Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 16, 2018 and our latest Form 10-Q filed on August 8, 2019: (1) market and economic conditions; (2) market trends in the categories in which we compete; (3) our ability to integrate businesses, to realize the projected results of acquisitions of the Acquired Businesses (defined below) (the “Acquisitions”), including our ability to promptly and effectively integrate the global battery, portable lighting and power business (the “Acquired Battery Business”) and the global auto care business (the “Acquired Auto Care Business” or “GAC”, and together with the Acquired Battery Business, the “Acquired Businesses”) acquired from Spectrum Brands Holdings, Inc. (“Spectrum”); and to obtain expected cost savings, synergies and other anticipated benefits of the Acquisitions within the expected timeframe, or at all; (4) the impact of the acquisitions of the Acquired Businesses on our business operations; (5) our ability to close the divestiture of the Europe-based Varta® consumer battery, chargers, portable power and portable lighting business which serves the Europe, the Middle East and Africa markets (the “Varta Divestment Business”); (6) the success of new products and the ability to continually develop and market new products; (7) our ability to attract, retain and improve distribution with key customers; (8) our ability to continue planned advertising and other promotional spending; (9) our ability to timely execute strategic initiatives, including restructurings, and international go-to-market changes in a manner that will positively impact our financial condition and results of operations and does not disrupt our business operations; (10) the impact of strategic initiatives, including restructurings, on our relationships with employees, customers and vendors; (11) our ability to maintain and improve market share in the categories in which we operate despite heightened competitive pressure; (12) financial strength of distributors and suppliers; (13) our ability to improve operations and realize cost savings; (14) the impact of foreign currency exchange rates and currency controls, as well as offsetting hedges; (15) the risk of economic uncertainty associated with the pending exit of the United Kingdom from the European Union or any other similar referendums that may be held; (16) the impact of adverse or unexpected weather conditions; (17) uncertainty from the expected discontinuance of LIBOR and the transition to any other interest rate benchmark; (18) the impact of raw materials and other commodity costs; (19) the impact of legislative changes or regulatory determinations or changes by federal, state and local, and foreign authorities, including customs and tariff determinations, as well as the impact of potential changes to tax laws, policies and regulations; (20) costs and reputational damage associated with cyber-attacks or information security breaches or other events; (21) the impact of advertising and product liability claims and other litigation; and (22) compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Important Presentation Information The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). However, management believes that certain non-GAAP financial measures provide users with additional meaningful comparisons to the corresponding historical or future period. These non-GAAP financial measures exclude items that are not reflective of the Company's on-going operating performance, such as acquisition and integration costs and related items, gain on sale of real estate, settlement loss on plan terminations, and the one-time impact of the new U.S. tax legislation. In addition, these measures help investors to analyze year over year comparability when excluding currency fluctuations, acquisition activity as well as other company initiatives that are not on-going. We believe these non-GAAP financial measures are an enhancement to assist investors in understanding our business and in performing analysis consistent with financial models developed by research analysts. Investors should consider non-GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items being adjusted. References to specific quarters and years pertain to our fiscal years, and references to the legacy and/or base business relate to the Energizer business prior to the completion of the Battery and Auto Care Acquisitions.

Appendix

Non-GAAP Reconciliations – Q4 Key Financial Metrics (amounts in millions) EBITDA is defined as net earnings before income tax provision, interest and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to acquisition and integration and share-based payments. Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures, net of the proceeds from asset sales. Adjusted Free Cash Flow is defined as Free Cash Flow excluding the cash payments for acquisition and integration costs. These cash payments are net of the statutory tax benefit associated with the payment. (1) These expenses include financing costs, success fees, consulting and legal costs incurred to complete the acquisition, as well as integration costs incurred since the acquisition. Net Debt is defined as Total debt as of September 30, 2019 less Cash and cash equivalents as of September 30, 2019. $

Non-GAAP Reconciliation: Q4 and Fiscal Year 2019 Net Sales (amounts in millions) Organic revenue is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the impact of acquisitions, change in Argentina and impact of currency from the changes in foreign currency exchange rates as defined below: Impact of acquisitions. Energizer completed the Auto Care Acquisition on January 28, 2019, Battery Acquisition on January 2, 2019, and Nu Finish Acquisition on July 2, 2018. These adjustments include the impact of the acquisitions' ongoing operations contributed to each respective income statement caption for the first year's operations directly after the acquisition date. This does not include the impact of acquisition and integration costs associated with any acquisition. Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. For presentation purposes, the Company has recast Argentina's prior period operations as well. Impact of currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The impact of currency is the difference between the value of current year foreign operations at the current period ending USD exchange rate, compared to the value of the current year foreign operations at the prior period ending USD exchange rate.

Non-GAAP Reconciliations: Gross Margin and SG&A (amounts in millions) Adjusted Gross Margin and SG&A as a percent of sales exclude the impact of costs related to acquisition and integration.

Non-GAAP Reconciliations: Q4 and FY 2019 EPS (amounts in millions) Adjusted Net Earnings From Continuing Operations and Adjusted Diluted Net Earnings Per Share From Continuing Operations (EPS) exclude the impact of the costs related to acquisition and integration and the one-time impact of the new U.S. income tax legislation. The Effective tax rate for the quarters ended September 30, 2019 and 2018 for the Adjusted - Non-GAAP Net Earnings and Diluted EPS was 14.1% and 21.4%, respectively, as calculated utilizing the statutory rate for where the costs were incurred. The effective rate for the twelve months ended September 30, 2019 and 2018 for the Adjusted – Non-GAAP Net Earnings and Diluted EPS was 18.5% and 23.1%, respectively, as calculated utilizing the statutory rate for where the costs were incurred. For the three and twelve months ended September 30, 2019, the Adjusted Weighted average shares of common stock - Diluted is assuming conversion of the preferred shares as those results are more dilutive. The shares have been adjusted for the 4.7 million share conversion and the preferred dividend has been adjusted out of the Adjusted net earnings.

Non-GAAP Reconciliations – 2020 Outlook (amounts in millions)